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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)          March 10, 2000
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                        SeQuester Holdings, Incorporated
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             (Exact name of registrant as specified in its charter)


           Nevada                   33-06827LA                    95-4532103
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)


31125 Via Colinas, Suite 904, Westlake Village, CA                   91362
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     (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code        (818) 707-0301
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        On April 4, 2000, the Company engaged Kabani & Company, Inc.,Certified Public Accountants. ("Kabani") to audit the financial statements of the Company. At no time prior to such date had the Company consulted Kabani regarding any accounting matters.

ITEM 5. OTHER EVENTS

        Effective March 10, 2000, the Company effected a one for ten reverse split of its outstanding shares of common stock. Fractional shares resulting from the reverse split will not be issued but will be rounded up to a whole number.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATED: June 30, 2000                  SeQuester Holdings, Incorporated



                                      By: /s/ Steven Karsh
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                                              Steven Karsh, President